                                                                  EXHIBIT 10.112


                       SIXTH AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

     THIS AMENDMENT to Lease Agreement is made as of this 30th day of June, 1995 by Sahara Parkville, Inc., a Missouri corporation ("SP") and the City of Parkville, Missouri, a Missouri municipal corporation (the "City").

                                    RECITALS
                                    --------

     A. Sahara Casino Partners, L.P., a Delaware limited partnership ("SCP"), and the City entered into a Lease Agreement (the "Lease Agreement") dated May 26, 1993 which has been amended by the Amendment to Lease Agreement (the "First Amendment") dated September 7, 1993, the Second Amendment to Lease Agreement dated December 27, 1993 ("Second Amendment"), the Landlord Consent, Estoppel Certificate and Third Amendment to Lease Agreement dated December 27, 1993 (the "Third Amendment"), the Fourth Amendment to Lease Agreement dated January 18, 1994 ("Fourth Amendment") and the Fifth Amendment to Lease Agreement dated October 28, 1994 ("Fifth Amendment") (the Lease Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are collectively referred to as the "Lease").

     B. SCP, the City and Sahara Gaming Corporation ("SGC") entered into an Assignment of Lease and Landlord's Consent dated September 30, 1993 under which all of SCP's rights and obligations pursuant to the Lease were assigned to SGC.

     C. SGC, the City and SP entered into an Assignment of Lease and Landlord's Consent dated December 27, 1993 under which all of SGC's rights and obligations pursuant to the Lease were assigned to SP.

     D. The Missouri Gaming Commission recently announced that it would not investigate any other applicants for a riverboat gaming license, other than those already named, for twelve to eighteen months.

     E. SP has been working with the City for over three years with respect to the Development and the parties desire to continue to work together.

     F.   The parties desires to amend the Lease as set forth in this Amendment.

     G. Except as provided in this Amendment, all defined terms, as indicated by their capitalization, shall have the same meanings in this Amendment as they do in the Lease.

     H. Section 27.13 of the Lease requires all amendments to the Lease to be in writing.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the forgoing and the covenants, agreements and warranties of the parties contained in this Amendment, the Development Agreement and the Lease, and other good and valuable consideration, the parties agree that the Lease is amended as follows:

1. The first, second, third and fourth sentences of Section 2.01 of Article II are deleted and in their place are inserted the following:

          The Initial Term of this Lease (the "Initial Term") shall commence on the date hereof (the "Commencement Date") and shall terminate on the earlier of the Opening Date or the date this Lease terminates. The Extended Term of this Lease (the "Extended Term") shall commence on the Opening Date and shall terminate on the Termination Date (as defined herein), except as renewed or earlier terminated as provided herein (the "initial Term" and the "Extended Term" are collectively referred to as the "Term"). The date upon which the Term shall terminate (the "Termination Date") shall be thirty (30) years after the date upon which Tenant begins operation of the Riverboat Casino ("Opening Date") on and adjacent to the Demised Premises unless the Term is renewed as provided herein; provided, however, that (i) Tenant may terminate this Lease, in its sole discretion, prior to the earlier of June 30, 1997 or the date Tenant is selected for investigation by the Missouri Gaming Commission, upon ninety (90) days written notice to the City, and (ii) the Term of this Lease shall be terminated and, except as provided herein with regard to the Riverboat Demised Premises, never deemed to have commenced nor shall Tenant be considered to have been a Tenant of or in possession of the Demised Premises if the Development Agreement terminates or the Conditions Precedent (as defined herein) to the effectiveness of this Lease shall not have been fulfilled by the Closing Date or the Extended Closing Date as set out in the Development Agreement. Notwithstanding anything contained in this Section 2.01 to the contrary, from the Commencement Date to the earlier of the Termination Date or the Opening Date, Tenant shall pay Landlord the Interim Fixed Rent as set forth in Section 4.02 and Tenant shall comply with all applicable provisions of Article VII throughout the Term.

2. The period at the end of the first sentence of Section 4.02 of Article IV is deleted and the following is inserted:

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     ; provided, however, beginning July 1, 1995, the Interim Fixed Rent shall be reduced to $5,000 per month and shall remain $5,000 per month until the earlier of June 30, 1997 or Opening Date (if the Opening Date occurs prior to June 30, 1997). If this Lease is not terminated on or before June 30, 1997, the Interim Fixed Rent from July 1, 1997 until Opening Date shall be $10,000 per month.

     3. The parties agree to work together to effectuate the intent of the Lease and the Development Agreement and to resolve any issues which may arise regarding the Development or the Riverboat Casino.

     4. This Amendment may be executed in counterparts, each of which shall be deemed an original.

     5. Except as modified by this Amendment, the Lease shall remain in full force and effect.

     6. The parties agree that each will accept, as an original, a facsimile copy of this Amendment, with proper facsimile signature; provided that this Amendment, with original signature, is delivered within seven (7) business days thereafter.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    "SP"

                                    SAHARA PARKVILLE, INC.,
                                    a Missouri corporation


                                    By: /s/ THOMAS K. LAND
                                        ________________________
                                        Thomas K. Land

                                    Title:  Assistant Secretary
                                          _____________________

                                 ACKNOWLEDGMENT

STATE OF NEVADA    )
                   )  ss.
COUNTY OF CLARK    )

     BEFORE ME, a Notary Public in and for the county and state aforesaid, personally appeared Thomas K. Land, Assistant Secretary of Sahara Parkville, Inc., a Missouri corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of Sahara Parkville, Inc., a Missouri corporation, and acknowledged the execution of the same as the free and voluntary act and deed of Sahara Parkville, Inc., a Missouri corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this 6th day of July, 1995.


                              Judy Coder
                              _______________________________
                              NOTARY PUBLIC

My Commission Expires:

    1-26-96
______________________

                                    "CITY"

                                    CITY OF PARKVILLE, MISSOURI

[SEAL]                              By: /s/ William M. Quitmeier
                                        ________________________

                                    Title:      Mayor
                                           ____________________
Barbara J. Lance
_______________________
CITY CLERK



                                 ACKNOWLEDGMENT

STATE OF MISSOURI  )
                   )  ss.
COUNTY OF PAITTE   )

     BEFORE ME, a Notary Public in and for the county and state aforesaid, personally appeared William M. Quitmeier, Mayor of the City of Parkville,
                    --------------------  -----
Missouri, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of the City of Parkville, and acknowledged the execution of the same as the free and voluntary act and deed of the City of Parkville.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this 30th day of June, 1995.
          ----        -----

                              Barbara R. Bailey
                              _______________________________
                              NOTARY PUBLIC

My Commission Expires:

    2-16-97
______________________